Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of September 29, 2015 by and among STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (together with its successors and assigns, the “Borrower”), STAG INDUSTRIAL INC., a Maryland corporation and the sole member of the sole general partner of the Borrower (the “Parent”), each of the financial institutions initially a signatory to the Credit Agreement (as defined below) together with their successors and assigns under Section 11.06 of the Credit Agreement (the “Lenders”), the Joining Lenders (as defined below), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity, the “Administrative Agent”), the Swing Line Lender, and an L/C Issuer.

WITNESSETH:

WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 18, 2014 (the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Credit Agreement as described herein;

WHEREAS, U.S. BANK NATIONAL ASSOCIATION., MORGAN STANLEY BANK, N.A., AND BRANCH BANKING AND TRUST COMPANY (collectively, the “Joining Lenders”) have agreed to join as Lenders under the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders party to this First Amendment have agreed to so amend certain terms and conditions of the Credit Agreement, all on the terms and conditions set forth below in this First Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Definitions. All capitalized undefined terms used in this First Amendment shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.

2.                                      Amendments to Credit Agreement.  Effective as set forth in Section 4 below:

a.                                      The definition of “Aggregate Commitments” in Section 1.01 of the Credit Agreement is hereby amended to delete the last sentence and insert therefor the sentence: “The initial amount of the Aggregate Commitments in effect from and after the First Amendment Effective Date is $450,000,000”.

b.                                      The definition of “Audited Financial Statements” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Audited Financial Statements” means the audited financial statements of the Parent for the fiscal year ended December 31, 2014 and, from and after the delivery of the financial statements of the Parent required pursuant to Section 7.01(a) for the fiscal year ending December 31, 2015, the most-recent financial statements furnished pursuant to Section 7.01(a).”

c.                                       The definition of “Debt Rating” in Section 1.01 of the Credit Agreement is hereby amended to delete the phrase “Ratings Condition” and insert therefor the phrase “Rating Condition”.

d.                                      The definition of “Note Purchase Agreements” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Note Purchase Agreements” means (i) that certain Note Purchase Agreement, dated as of April 16, 2014 among the Parent, the Borrower, and the purchasers party thereto and (ii) that certain Note Purchase Agreement, dated as of December 18, 2014 among the Parent, the Borrower, and the purchasers party thereto, in each case as amended from time to time.”

e.                                       The definition of “Subsidiary Guarantors” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Subsidiary Guarantors” means, as of any date, each domestic Subsidiary which owns an Unencumbered Property, all domestic Subsidiaries of the Borrower owning a direct or indirect interest in an Unencumbered Property, each other domestic Material Subsidiary, and the general partner of each Subsidiary Guarantor that is a limited partnership and “Subsidiary Guarantor” means any one of the Subsidiary Guarantors; provided, however, that (a) STAG Industrial Management, LLC and (b) STAG Industrial TRS, LLC and its Subsidiaries shall in no event be deemed or required to be a Subsidiary Guarantor.”

f.                                        Section 1.01 of the Credit Agreement is hereby amended to insert the following definitions in the appropriate alphabetical order:

““Additional Permitted Indebtedness” means unsecured Indebtedness permitted to be incurred pursuant to Section 8.02(f).”

““Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery, corruption or money laundering.”

““First Amendment Effective Date” means September 29, 2015.”

g.                                       Section 2.02(e) of the Credit Agreement is hereby amended to delete the phrase “eight (8)” and insert therefor the number “ten (10)”.

h.                                      Section 2.04(a) of the Credit Agreement is hereby amended to delete the phrase “the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Committed Loans and L/C Obligations of the Lender acting as the Swing Line Lender, may exceed the amount of such Lender’s Commitment” and insert therefor the phrase “the lesser of (x) the Swing Line Sublimit and (y) an amount equal to the Swing Line Lender’s Commitment in its capacity as a Lender, minus the aggregate outstanding principal amount of such Lender’s Committed Loans and all Swing Line Loans, minus such Lender’s participation in L/C Obligations”.

i.                                          Section 2.06(b)(i) of the Credit Agreement is hereby amended to delete the figure “$600,000,000” and insert therefor the figure “$800,000,000”.

j.                                         Section 2.07(b) of the Credit Agreement is hereby amended to delete the phrase “and (ii) the Maturity Date” and insert therefor the phrase “(iii) the date on which any Committed Loan shall be made, if such date is after the date on which such Swing Line Loan was made, and (iv) the Maturity Date”.

k.                                      Section 2.09(b) of the Credit Agreement is hereby amended to delete the phrase “Ratings Condition” and insert therefor the phrase “Rating Condition”.

l.                                          Section 2.17(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)         Notwithstanding anything to the contrary in this Agreement or any other Loan Document, (x) concurrently with the delivery of each Compliance Certificate, with respect to any Person that became a Subsidiary of the Parent owning a direct or indirect interest in the Borrower since the date of the most recent Compliance Certificate or (y) substantially concurrently with any Subsidiary of the Parent (other than the Borrower) entering into any Guarantee of Indebtedness of the Parent, the Borrower or any Subsidiary of the Borrower owning directly or indirectly any Unencumbered Property, the Parent, the Borrower and such Subsidiary shall deliver to the Administrative Agent each of the following: (i) a joinder to the Subsidiary Guaranty executed by such Subsidiary, (ii) concurrently with the delivery of each Compliance Certificate a comprehensive list of all Guarantors, which identifies the joining and departing entities, and (iii) the items that would have been delivered under subsections (iii) and (v) of Section 5.01(a) if such Subsidiary had been a Subsidiary Guarantor on the Closing Date, in form and substance substantially consistent with such items delivered on the Closing Date or otherwise reasonably satisfactory to the Administrative Agent.”

m.                                  Section 6.25 of the Credit Agreement is hereby amended to add the following sentences at the end of the Section:

“Each Loan Party, their respective officers and, to the knowledge of the Parent and the Borrower, its respective directors, employees and agents and any Related Party, are in compliance with Anti-Corruption Laws in all material respects. No Credit Extension, use of the proceeds of any Credit Extension, or other transactions contemplated hereby will violate Anti-Corruption Laws or applicable Sanctions.  Neither the making of the Credit Extensions hereunder nor the use of the proceeds thereof will violate the Patriot Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto. Each Loan Party is in compliance in all material respects with the Patriot Act.”

n.                                      Section 7.08 of the Credit Agreement is hereby amended to insert after the phrase “comply in all material respects with the requirements of all Laws” the phrase “(including without limitation Anti-Corruption Laws and applicable Sanctions)”.

o.                                      Section 7.12(a)(iii) of the Credit Agreement is hereby amended to insert after the phrase “Unencumbered Property” the phrase “for which the aggregate cost of remediation of such damage or series of claims is equal to or in excess of $5,000,000”.

p.                                      Section 8.10 of the Credit Agreement is hereby amended to add the following sentence at the end of the Section:

“The Borrower shall not request any Credit Extension, shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents do not use the proceeds of any Credit Extension (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or (ii) in any manner that would result in the violation of any applicable Sanctions.”

q.                                      Section 8.13(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Any Person (other than the Parent or the Borrower) that directly or indirectly owns Equity Interests in any Subsidiary Guarantor to (i) incur any Indebtedness (whether Recourse Indebtedness or Non-Recourse Indebtedness) (other than Indebtedness listed on Schedule 8.13 and Additional Permitted Indebtedness), (ii) provide Guarantees to support Indebtedness (other than Indebtedness listed on Schedule 8.13 and Additional Permitted Indebtedness), or (iii) have its Equity Interests subject to any Lien or other encumbrance (other than in favor of the Administrative Agent).”

r.                                         Section 8.13(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Any Subsidiary Guarantor that owns an Unencumbered Property to (i) incur any Indebtedness (whether Recourse Indebtedness or Non-Recourse Indebtedness) (other than Indebtedness listed on Schedule 8.13 and Additional Permitted Indebtedness) or (ii) provide Guarantees to support Indebtedness (other than Indebtedness listed on Schedule 8.13 and Additional Permitted Indebtedness).”

s.                                        Section 11.06(b)(iii)(C) of the Credit Agreement is hereby amended to add the phrase “and shall not be unreasonably withheld or delayed” to the end of clause (C).

t.                                         The first sentence of Section 11.06(d) of the Credit Agreement is hereby amended to replace the phrase “the Borrower or the Administrative Agent,” with the phrase “the Borrower, the Administrative Agent, the L/C Issuers or the Swing Line Lender”.

u.                                      Section 11.06(d) of the Credit Agreement is hereby amended to replace each instance of the phrase “acting solely for this purpose as an agent of the Borrower” with the phrase “acting solely for this purpose as a nonfiduciary agent of the Borrower”.

v.                                      Clauses (ii) and (iii) of Section 11.15 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“(ii)(A) each of the Administrative Agent, the Lead Arrangers and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Parent, the Borrower, any other Loan Party, or any of their respective Affiliates, or any other Person and (B) the Administrative Agent, the Lead Arrangers and the Lender have no obligation to the Parent, the Borrower, any other Loan Party, or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Lead Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Parent, the Borrower, the other Loan Parties, and their respective Affiliates, and the Administrative Agent, the Lead Arrangers and the Lenders have no obligation to disclose any of such interests to the Parent, the Borrower, any other Loan Party, or any of their respective Affiliates.  To the fullest extent permitted by Law, each of the Parent, the Borrower, and the other Loan Parties hereby waives and releases any claims that it may have against the Administrative Agent and the Lead Arrangers with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.”

w.                                    The table in Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety to read as follows.

Lender	Commitment	Applicable Percentage
Wells Fargo Bank, National Association	$48,000,000	10.67%
Bank of America, N.A.	68,000,000	15.11%
Capital One, National Association	50,500,000	11.22%
Regions Bank	50,500,000	11.22%
Royal Bank of Canada	50,500,000	11.22%
CitiBank, N.A.	40,000,000	8.89%
PNC Bank, National Association	47,500,000	10.56%
TD Bank, N.A.	45,000,000	10.00%
Raymond James Bank, N.A.	20,000,000	4.44%
U.S. Bank National Association	15,000,000	3.33%
Morgan Stanley Bank, N.A.	5,000,000	1.11%
Branch Banking and Trust Company	10,000,000	2.22%
Total	$450,000,000	100.00%

3.                                      Joinder of the Joining Lenders.  On the date hereof, each Joining Lender shall join in and be a party to the Credit Agreement and, to the extent provided in the Credit Agreement and the other Loan Documents, shall be entitled to the rights and subject to the obligations of a Lender under the Credit Agreement and the other Loan Documents.  Concurrently with the effectiveness of this First Amendment, (i) each Joining Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Committed Loans of all the Lenders to equal its Applicable Percentage of such outstanding Committed Loans, (ii) the Borrower shall be deemed to have repaid and reborrowed all outstanding Committed Loans as of the effective date of this First Amendment (with such reborrowing to consist of the types of Committed Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrower, in accordance with the requirements of Section 2.02 of the Credit Agreement) and (iii) the Administrative Agent shall make such reallocations, sales, assignments or other relevant actions in respect of each Lender’s Credit Exposure as are necessary in order that each such Lender’s outstanding Committed Loans and Commitments (as modified by this First Amendment) reflect such Lender’s Applicable Percentage of the outstanding aggregate Committed Loans and Commitments as of the date of this First Amendment.  The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each LIBOR Loan, shall be subject to indemnification by the Borrower pursuant to the provisions of Section 3.05 of the Credit Agreement if the deemed payment occurs other than on the last day of the related Interest Periods.

4.                                      Conditions to Effectiveness.  This First Amendment shall not be effective until the Administrative Agent shall have received counterparts of this First Amendment duly executed and delivered by the Borrower, the Parent, the Administrative Agent, the Required Lenders, and the Joining Lenders.

5.                                      Representations and Warranties.  Except for changes in factual circumstances specifically and expressly permitted under the Loan Documents, the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document to which any of them is a party, are true and correct on and as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct on and as of such earlier date.

6.                                      Limited Amendment; Ratification of Loan Documents.  Except as specifically amended or modified hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects.  This First Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.

7.                                      Governing Law. This First Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

8.                                      Miscellaneous. This First Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.  Any determination that any provision of this First Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this First Amendment.  Each of the Borrower and the Parent represents and warrants that it has consulted with independent legal counsel of its selection in connection herewith and is not relying on any representations or warranties of the Administrative Agent or the Lenders or their counsel in entering into this First Amendment. This First Amendment shall constitute a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

BORROWER:

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By:	STAG Industrial GP, LLC
Its:	General Partner

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Authorized Officer

PARENT:

STAG INDUSTRIAL, INC.,
a Maryland corporation

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Executive Vice President and
Chief Operating Officer

First Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Administrative Agent, a Lender, an L/C Issuer, and the Swing Line Lender

By:	/s/ D. Bryan Gregory
Name:	D. Bryan Gregory
Title:	Director

First Amendment to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender and an L/C Issuer

By:	/s/ Andrew Blomstedt
Name:	Andrew Blomstedt
Title:	Vice President

First Amendment to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Frederick H. Denecke
Name:	Frederick H. Denecke
Title:	Senior Vice President

First Amendment to Credit Agreement

REGIONS BANK,
as a Lender

By:	/s/ Paul E. Burgan
Name:	Paul E. Burgan
Title:	Vice President

First Amendment to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Joshua Freedman
Name:	Joshua Freedman
Title:	Authorized Signatory

First Amendment to Credit Agreement

CITIBANK, N.A.,
as a Lender

By:	/s/ Michael Chlopak
Name:	Michael Chlopak
Title:	Vice President

First Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John R. Roach, Jr.
Name:	John R. Roach, Jr.
Title:	Vice President

First Amendment to Credit Agreement

TD BANK, N.A.,
as a Lender

By:	/s/ Kerin Green
Name:	Kerin Green
Title:	Vice President

First Amendment to Credit Agreement

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ James M. Armstrong
Name:	James M. Armstrong
Title:	Senior Vice President

First Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David W. Heller
Name:	David W. Heller
Title:	Senior Vice President

First Amendment to Credit Agreement

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

First Amendment to Credit Agreement

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Mark Edwards
Name:	Mark Edwards
Title:	Senior Vice President

First Amendment to Credit Agreement